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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Alger China-U.S. Growth Fund

SEMI-ANNUAL REPORT
April 30, 2012
(Unaudited)

Table of Contents

ALGER CHINA-U.S. GROWTH FUND

Shareholders’ Letter	1

Fund Highlights	7

Portfolio Summary	8

Schedule of Investments	9

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	21

Additional Information	29

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Shareholders’ Letter	June 5, 2012

Dear Shareholders,

A distorted view of reality can be costly. In one famous example, a radio broadcast depicting space aliens attacking New Jersey and New York City caused panicked listeners to hastily load their cars with emergency rations and flee to the mountains. As hysteria grew, some Americans even reported smelling poisonous gas and seeing explosions. Yet, Americans quickly learned that their efforts were pointless—the broadcast by Orson Welles was only for entertainment and not a depiction of reality. Today, the notorious War of the Worlds broadcast of 1938, which included frequent announcements that it was for entertainment only, illustrates the hazards of perception not reflecting reality.

In some ways, many investors who fled from equities over the past few years acted like panicked Americans fleeing fictional aliens. Just as Americans ignored notices that the War of the Worlds broadcast was for entertainment only, investors who sold stocks ignored strengthening U.S. corporate fundamentals, an improving domestic economy, and other factors that have helped drive strong equity market performance. Those investors accepted media pundits’ forecasts of economic gloom and hastily sold equities and loaded their portfolios with cash and bonds. Indeed, fund tracker Morningstar says redemptions from equity mutual funds since the financial crisis of 2008 have been extremely high, peaking at $278 billion in 2011. At the same time, strong U.S. corporate earnings and slow but significant economic growth resulted in equities, as measured by the S&P 500 Index, generating an 86.81% return from the end of the first quarter of 2009 until April 30, 2012. Unfortunately, investors who redeemed equity fund shares during that time period may have missed participating in an estimated $55.44 billion that would have resulted if they had maintained their stock exposure.(1)

At Fred Alger Management, Inc. (“Alger”), we acknowledge that the euro-zone debt crisis, rising fuel prices, and other developments that have driven market volatility are serious concerns. We also believe, however, that investors should take a balanced and long-term approach when assessing market conditions, rather than focus on negative news and run from equity investing. For example, in a Barron’s article last September, I maintained that market volatility was creating an excellent opportunity for buying equities. I reasoned that corporate fundamentals were strong, the economy was improving, and valuations, as measured by price-to-earnings ratios, were attractive. This call proved correct—from the September 3 date of the Barron’s article until April 30, 2012, equities, as measured by the S&P 500 Index, returned 19.04%.

A Valuable Lesson

The reasons for the strong market performance over the past few years are many and would take many more pages to dissect. However, at Alger, we have observed for many decades how strong companies can exploit change to build their businesses and to boost their free cash flow. Fundamental to exploiting change is management’s ability to adapt to developments, such as new regulations, rapid acceptance of the Internet, changing demographics, strong growth in emerging markets, and price volatility for commodities, including energy products. As an example, concerns that turmoil associated with the Arab Spring last year could disrupt oil production pushed prices of West Texas Intermediate Crude from $91.55 to $107.94 a barrel during the first quarter of 2011, striking fear that an oil shock could derail the global economic recovery. Prices eventually subsided only to climb from $92.19 to $104.87 per barrel during the six-month reporting period as tensions grew over allegations that oil-rich Iran is developing nuclear weapons.

Many decades ago, such price volatility would disrupt company operations and push equity markets downward, but American businesses, or at least the better managed ones, have acted to minimize the impact of energy costs. In New York City, this means that the Empire State Building is generating attention for more than its highly regarded art-deco design and its role in the movie King Kong. Impressively, recent modifications to the office facility are expected to reduce energy usage by 38%, thereby saving some $4.40 million annually. At Alger, we believe that energy price volatility is a form of disruptive change and that companies that adapt to such change will have an advantage over competitors that continue conducting business as usual. The adaption is creating attractive investment opportunities as companies implement energy efficiency programs, create a seemingly endless assortment of energy savings products, and develop technologies for extracting energy commodities that were once inaccessible.

As oil prices soared in early 2011 and during the six-month reporting period, we continued to conduct in-depth research of company fundamentals to find compelling investment opportunities and we urged our clients to stay the course rather than sell equities. We stuck by our belief that oil price increases must be sudden and severe to spark a recession and that the U.S. is well prepared for price increases. At the time, we noted that Americans spend just slightly more than 5% of their disposable income on energy, compared to slightly more than 8% in the 1980s, according to BCA Research. Our conviction in equities proved to be correct, with the S&P 500 Index climbing 5.92% during the first quarter of 2011 and a modest, but still positive, 2.11% for that year. For the six-month reporting period ended April 30, 2012, furthermore, the S&P 500 gained 12.77%.

Much like radio listeners who heard ongoing reports of aliens attacking, investors over the past few years heard an ongoing stream of alleged reasons for selling equity investments. Investors were deluged with claims that the euro-zone debt crisis and drastic government austerity programs in Greece and other countries could push the region into a nasty recession and curtail global economic growth. On other days, media reports claimed that slowing economic growth in China—a country that is helping to spur strong global acceleration—could weaken. Those claims missed a more encouraging and accurate view that acknowledges an improving job market with the U.S. unemployment rate dropping from 8.7% in November of 2011 to 8.2% in March. A more accurate view also acknowledges that corporate fundamentals remained strong and that the troubled housing market continued to improve. In October of 2011, 7.6 months of residential inventory was available, according to the National Association of Realtors. Inventory has since declined to only 6.3 months as of March of this year.

Pundits also maintained that first quarter 2012 earnings would be disappointing and some added that the 8% year-over-year earnings increase for the fourth quarter of 2011, as reported by First Call, shows a moderation of earnings growth. Yet after more than 90% of S&P 500 Index companies reported first quarter results, Standard & Poor’s estimated that operating earnings would increase slightly more than 7% on a year-over-year basis. We note that as economic recoveries advance, quarterly earnings are compared against strong prior quarters rather than periods during recessions. This trend causes year-over-year increases to eventually moderate. Comparing the most recent two quarters to the fourth quarter of 2009 and the first quarter of 2010, when earnings had yet to fully recover, provides a more favorable view. Earnings for the two recent quarters increased by more than 20% from levels two years earlier. The strong earnings are occurring even as corporations build cash balances rather than deploy the assets in new growth initiatives.

Going Forward

We think corporate fundamentals will remain strong. American businesses have done an admirable job of curtailing expenses, while job market improvements have strengthened consumers’ spending clout by providing more Americans with income. Corporations’ large cash balances, meanwhile, leave businesses well-positioned to invest in growth opportunities, pay dividends, and buy back stock. Also encouraging, manufacturing in the U.S. appears to be strengthening as illustrated by Carlisle Companies, which plans to move tire manufacturing from China to the U.S., and by foreign auto manufacturers Honda Motor Co., BMW AG, and Daimler AG, all of which plan to increase production in America.

Looking ahead, the nation’s lack of progress on curtailing annual budget deficits, which have been exceeding $1 trillion, and on reducing outstanding debt, which is approximately $15.50 trillion, remains a concern. We believe that a lack of clarity on addressing the problem has prevented corporations from investing their sizeable amounts of cash in growth initiatives. Additionally, as debt grows, the nation will face an increasing burden of paying creditors. Clearly, much work remains to reform taxation and government spending, but we are hopeful that elections in November will provide some indication of the direction that the nation will take to address the problem.

For the coming months, concerns over the euro zone and fuel prices may support increasing market volatility, which we believe may create an attractive buying opportunity similar to the one that emerged last summer. We believe that substantial support for equities would surface if the S&P 500 Index declined to approximately 1250. That would create a price-to-earnings ratio of only 12 times trailing earnings, which would significantly undervalue equities relative to other asset classes like bonds or real estate. At the same time, we believe that the strengthening U.S. economy, improving economic growth in China, and investors’ eventual acceptance of the euro zone’s ability to stem its debt crisis should result in the continuation of a bull market in U.S. equities. We believe that such a recovery could take the S&P 500 Index to new post-financial crisis highs. We note that the S&P 500 Index at 1600 would still represent a fair valuation at a roughly 15 P/E ratio based on our expectations for trailing earnings. That P/E would be in line with long-term historical averages. Viewed as an earnings yield, U.S. equities would still be attractively priced at a 6.67% earnings yield plus the 2% dividend yield as of April 30. A result of careful and cautious management, the quality of those earnings is very high. Thus, as of April 30, the S&P 500 Index free cash flow yield was 6%, which is highly attractive, especially when compared to the 1.92% yield of 10-year Treasury bonds.

In the meantime, large scale developments, such as the increasing use of the Internet, rapid growth of emerging markets, and regulatory changes, are creating compelling opportunities for leading companies to grow, making this an attractive time, we believe, for Alger to use its time-tested, disciplined, and research-driven strategy for finding compelling growth investments for our clients.

Portfolio Matters

The Alger China-U.S. Growth Fund returned 6.49% for the six-month period ended April 30, 2012, compared to the 7.21% return of the MSCI Zhong Hua Index and the 12.77% return of the S&P 500 Index.

During the period, the largest sector weightings were in the Information Technology and Financials sectors. The largest sector overweight was in Information Technology and the largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Utilities sectors was the most important contributor to performance, while Health Care and Financials detracted from results.

Among the most important contributors to relative performance were Tencent Holdings Ltd.; Catcher Technology Co., Ltd.; SPX Corp.; Spirit AeroSystems Holdings Inc., Cl A; and Salvatore Ferragamo SpA.  Catcher Technology manufactures unibody casings that are used for a variety of products, including cell phones, cameras, laptops and other items. The company reported better-than-expected fourth-quarter profits, which resulted primarily from better-than-expected gross margins. The strong quarter occurred despite the continuing government closure of the company’s Suzhou factory in China.

Conversely, detracting from overall results on a relative basis were Spreadtrum Communications, Inc.; Wistron NeWeb Corp.; Molycorp, Inc.; Kingdee International Software Group Co. Ltd.; and Exxon Mobil Corp. Molycorp is the only large producer of rare earth oxides in the Western Hemisphere. Its shares performed poorly after the company announced that its production was lower than expected. In addition, changes to Chinese export quotas on rare earth oxides and a decline in Chinese investor speculation may have led to a decline in prices for the materials, which hurt the performance of Molycorp stock.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

BCA Research is an independent provider of global research.

Morningstar provides research on mutual funds, equities, and other investments.

Footnotes:

(1) Estimated value was determined by applying the historical returns of the S&P 500 Index to the equity mutual fund flows for each quarter as determined by Morningstar.  During the period spanning March 30, 2009 to April 30, 2012, the S&P 500 Index experienced certain periods of negative performance returns.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of fund holdings as of April 30, 2012. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging, such as the Alger China-U.S. Growth Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

The Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)  †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 11/3/2003
Alger China-U.S. Growth Class A (Inception 11/3/03)	(14.42)%	1.19%	9.55%
Alger China-U.S. Growth Class C (Inception 3/3/08)*	(11.24)%	1.61%	9.49%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

†             Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*            Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER CHINA-U.S. GROWTH FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger China-U.S. Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) from November 3, 2003, the inception date of the Alger China-U.S. Growth Fund Class A shares, through April 30, 2012.  The figures for the Alger China-U.S. Growth Fund Class A shares, the S&P 500 Index, and the MSCI Zhong Hau Index include reinvestment of dividends. Performance for the Alger China-U.S. Growth Fund Class C shares will vary from the results shown above due to differences in expenses and sales charges that class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12 †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	(19.35)%	0.10%	9.32%
Class C (Inception 3/3/08)*	(16.35)%	0.52%	9.25%
S&P 500 Index	4.76%	1.01%	5.44%
MSCI Zhong Hua Index	(9.42)%	4.62%	12.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†             Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*            Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

April 30, 2012 (Unaudited)

COUNTRY	Alger China- U.S. Growth Fund
Brazil	0.9%
Cayman Islands	4.9
China	16.6
Germany	1.2
Hong Kong	18.3
India	0.4
Italy	2.5
Japan	0.9
Netherlands	2.0
Taiwan	6.5
United States	43.1
Cash and Net Other Assets	2.7
100.0%

† Based on net assets.

ALGER CHINA-U.S. GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—94.3%
CAYMAN ISLANDS—4.9%
CASINOS & GAMING—0.7%
Melco Crown Entertainment Ltd.#*	25,200	$391,104

COMPUTER STORAGE & PERIPHERALS—0.3%
Seagate Technology PLC	4,900	150,724

CONSUMER FINANCE—0.6%
Chailease Holding Co Ltd.*	226,000	331,772

INTERNET SOFTWARE & SERVICES—2.4%
Tencent Holdings Ltd.*	41,850	1,316,131

OIL & GAS EXPLORATION & PRODUCTION—0.5%
MIE Holdings Corp.*	864,000	282,853

SEMICONDUCTORS—0.4%
Spreadtrum Communications, Inc.#	17,500	241,500

TOTAL CAYMAN ISLANDS (Cost $1,889,669)		2,714,084

CHINA—16.6%
APPAREL RETAIL—1.1%
Belle International Holdings Ltd.	296,000	581,420

CASINOS & GAMING—0.5%
Wynn Macau Ltd.	78,400	251,611

COAL & CONSUMABLE FUELS—0.4%
China Shenhua Energy Co.*	55,000	244,211

COMMUNICATIONS EQUIPMENT—0.5%
ZTE Corp.*	104,800	254,211

CONSTRUCTION & ENGINEERING—0.6%
China Singyes Solar Technologies Holdings Ltd.	728,000	360,310

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Sany Heavy Equipment International Holdings Co., Ltd.	330,500	253,456

DIVERSIFIED BANKS—3.8%
China Construction Bank Corp.	1,263,700	985,402
China Minsheng Banking Corp., Ltd.	343,000	356,764
Industrial & Commercial Bank of China	1,174,455	782,602
		2,124,768
DIVERSIFIED METALS & MINING—2.0%
Jiangxi Copper Co.	85,000	205,745
Tiangong International Co., Ltd.	3,502,518	866,752
		1,072,497
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Zhuzhou CSR Times Electric Co., Ltd.	106,000	299,885

INTEGRATED OIL & GAS—1.8%
PetroChina Co., Ltd.	636,000	965,642

INTEGRATED TELECOMMUNICATION SERVICES—0.6%
China Telecom Corp., Ltd.*	642,000	345,880

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
INTERNET SOFTWARE & SERVICES—0.6%
Baidu, Inc.#*	2,650	$351,655

MARINE—0.8%
China Shipping Development Co., Ltd.*	650,000	423,076

OIL & GAS EXPLORATION & PRODUCTION—1.5%
CNOOC Ltd.	387,000	825,012

SPECIALTY CHEMICALS—1.4%
Dongyue Group*	1,072,000	802,758

TOTAL CHINA (Cost $7,463,728)		9,156,392

GERMANY—1.2%
APPLICATION SOFTWARE—1.2%
SAP AG# (Cost $616,155)	9,950	659,586

HONG KONG—18.3%
APPAREL RETAIL—0.7%
Esprit Holdings Ltd.	88,500	182,962
Sitoy Group Holdings Ltd. *	550,994	245,008
		427,970
CONSTRUCTION & ENGINEERING—0.6%
China State Construction International Holdings Ltd.	390,800	361,150

CONSUMER ELECTRONICS—0.3%
Haier Electronics Group Co., Ltd.*	171,000	178,964

DISTRIBUTORS—0.3%
Li & Fung Ltd.	90,000	192,559

DIVERSIFIED BANKS—0.7%
BOC Hong Kong Holdings Ltd.	125,500	389,829

DIVERSIFIED CAPITAL MARKETS—1.0%
Digital China Holdings Ltd.	296,000	561,582

ELECTRIC UTILITIES—2.0%
Power Assets Holdings Ltd.	150,500	1,127,007

FOOD RETAIL—0.8%
China Resources Enterprise Ltd.	129,200	469,597

HYPERMARKETS & SUPER CENTERS—0.2%
Sun Art Retail Group Ltd.*	93,000	123,942

INDUSTRIAL CONGLOMERATES—1.5%
Beijing Enterprises Holdings Ltd.	33,000	184,381
Hutchison Whampoa Ltd.	67,000	645,074
		829,455
INTEGRATED TELECOMMUNICATION SERVICES—1.0%
China Unicom Hong Kong Ltd.	324,000	577,121

LIFE & HEALTH INSURANCE—1.9%
AIA Group Ltd.	297,600	1,060,576

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
PACKAGED FOODS & MEATS—0.8%
China Mengniu Dairy Co., Ltd.	137,000	$424,668

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.8%
Cheung Kong Holdings Ltd.	51,000	679,680
Cheung Kong Infrastructure Holdings Ltd.	95,000	562,630
Wharf Holdings Ltd.	51,000	304,344
		1,546,654
RETAIL REITS—1.4%
Link REIT, /The	192,000	796,840

SPECIALIZED FINANCE—0.8%
Hong Kong Exchanges and Clearing Ltd.	27,000	431,518

WIRELESS TELECOMMUNICATION SERVICES—1.5%
China Mobile Ltd.	73,000	809,161

TOTAL HONG KONG (Cost $9,201,823)		10,308,593

INDIA—0.4%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
Tata Motors Ltd.# (Cost $188,408)	6,700	199,325

ITALY—2.5%
APPAREL RETAIL—1.4%
Prada SpA *	78,900	535,922
Tod’s SpA	1,450	166,991
		702,913
FOOTWEAR—1.1%
Salvatore Ferragamo Italia SpA*	26,100	638,136

TOTAL ITALY (Cost $990,899)		1,341,049

JAPAN—0.9%
APPAREL RETAIL—0.9%
Fast Retailing Co., Ltd.(L2) (Cost $300,524)	2,300	514,009

NETHERLANDS—2.0%
INTEGRATED OIL & GAS—1.4%
Royal Dutch Shell PLC#	10,350	740,439

SEMICONDUCTOR EQUIPMENT—0.6%
ASML Holding NV#	6,800	346,732

TOTAL NETHERLANDS (Cost $1,042,238)		1,087,171

TAIWAN—6.5%
COMPUTER HARDWARE—0.7%
Quanta Computer, Inc.	155,000	408,300

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Simplo Technology Co., Ltd.	87,794	$677,539

ELECTRONIC EQUIPMENT MANUFACTURERS—1.0%
TXC Corp.	366,599	547,604

ELECTRONIC MANUFACTURING SERVICES—0.5%
Hon Hai Precision Industry Co., Ltd.	93,000	294,742

LEISURE PRODUCTS—0.9%
Giant Manufacturing Co., Ltd.	101,000	509,244

PACKAGED FOODS & MEATS—0.8%
Uni-President Enterprises Corp.	301,150	469,465

SEMICONDUCTORS—1.3%
Epistar Corp.	147,441	359,057
United Microelectronics Corp.	689,000	361,574
		720,631
TOTAL TAIWAN (Cost $2,838,119)		3,627,525

UNITED STATES—41.0%
AEROSPACE & DEFENSE—1.1%
Spirit Aerosystems Holdings, Inc., Cl. A*	25,050	626,250

AIR FREIGHT & LOGISTICS—1.1%
United Parcel Service, Inc., Cl. B	7,950	621,213

AIRLINES—0.6%
United Continental Holdings, Inc.*	15,350	336,472

APPAREL ACCESSORIES & LUXURY GOODS—0.4%
PVH Corp.	2,400	213,120

AUTO PARTS & EQUIPMENT—0.0%
Allison Transmission Holdings, Inc.*	1,250	26,125

BIOTECHNOLOGY—0.5%
United Therapeutics Corp.*	6,300	275,625

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	10,500	582,645

COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	13,700	426,207

COMMUNICATIONS EQUIPMENT—4.3%
Acme Packet, Inc. *	10,550	296,139
Cisco Systems, Inc.	42,900	864,435
Corning, Inc.	23,750	340,813
QUALCOMM, Inc.	14,500	925,679
		2,427,066
COMPUTER HARDWARE—5.3%
Apple, Inc.*	4,950	2,891,988

COMPUTER STORAGE & PERIPHERALS—0.8%
NetApp, Inc.*	11,150	432,955

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
CONSTRUCTION & ENGINEERING—0.6%
Aecom Technology Corp.*	14,200	$313,394

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Cummins, Inc.	2,750	318,533
Joy Global, Inc.	6,850	484,774
		803,307
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Mastercard, Inc.	1,700	768,859

DISTILLERS & VINTNERS—0.6%
Beam, Inc.	5,600	317,968

DIVERSIFIED METALS & MINING—1.8%
Cliffs Natural Resources, Inc.	4,850	301,961
Molycorp, Inc. *	9,300	251,658
Walter Energy, Inc.	7,050	467,486
		1,021,105
FOOTWEAR—1.2%
NIKE, Inc., Cl. B	5,750	643,253

HOUSEHOLD PRODUCTS—1.3%
Procter & Gamble Co., /The	11,750	747,770

INDUSTRIAL MACHINERY—1.2%
SPX Corp.	8,400	644,952

INTEGRATED OIL & GAS—1.0%
Exxon Mobil Corp.	6,750	582,795

IT CONSULTING & OTHER SERVICES—2.4%
International Business Machines Corp.	6,400	1,325,312

OIL & GAS EQUIPMENT & SERVICES—0.5%
Baker Hughes, Inc.	6,550	288,921

OIL & GAS EXPLORATION & PRODUCTION—1.0%
Anadarko Petroleum Corp.	7,900	578,359

OIL & GAS REFINING & MARKETING—0.3%
Valero Energy Corp.	6,250	154,375

PHARMACEUTICALS—2.6%
Johnson & Johnson	12,000	781,080
Mylan, Inc. *	13,450	292,000
Watson Pharmaceuticals, Inc. *	5,200	391,872
		1,464,952
REAL ESTATE SERVICES—0.3%
CBRE Group, Inc.*	8,500	159,885

RESTAURANTS—2.7%
McDonald’s Corp.	4,750	462,888
Starbucks Corp.	7,600	436,088
Yum! Brands, Inc.	8,150	592,749
		1,491,725

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
SEMICONDUCTORS—2.1%
Altera Corp.	12,200	$433,954
Inphi Corp. *	38,450	390,268
Skyworks Solutions, Inc. *	12,000	325,680
		1,149,902
SOFT DRINKS—2.1%
Coca-Cola Co., /The	5,800	442,656
PepsiCo, Inc.	10,250	676,500
		1,119,156
SPECIALTY CHEMICALS—0.7%
Rockwood Holdings, Inc.*	6,650	368,011

TOTAL UNITED STATES (Cost $17,951,837)		22,803,667

TOTAL COMMON STOCKS (Cost $42,483,400)		52,411,401

CONVERTIBLE PREFERRED STOCK—0.9%
BRAZIL—0.9%
DIVERSIFIED METALS & MINING—0.9%
Vale Capital II, 6.75%, 6/15/2012 (Cost $448,597)	7,630	517,314

Master Limited Partnership—2.1%
UNITED STATES—2.1%
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Blackstone Group LP, %,	28,200	382,392
KKR & Co., LP, %,	55,950	790,014
		1,172,406
TOTAL Master Limited Partnership (Cost $1,351,817)		1,172,406

Total Investments (Cost $44,283,814)(a)	97.3%	54,101,121
Other Assets in Excess of Liabilities	2.7	1,485,132

NET ASSETS	100.0%	$55,586,253

‡                       Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $45,474,237, amounted to $8,626,884 which consisted of aggregate gross unrealized appreciation of $11,450,950 and aggregate gross unrealized depreciation of $2,824,066.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities (Unaudited) April 30, 2012

ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$54,101,121
Cash and cash equivalents	901,253
Foreign cash**	623,388
Receivable for investment securities sold	207,759
Receivable for shares of beneficial interest sold	5,791
Dividends and interest receivable	40,385
Prepaid expenses	25,897
Total Assets	55,905,594
LIABILITIES:
Payable for shares of beneficial interest redeemed	137,164
Accrued investment advisory fees	57,191
Accrued transfer agent fees	28,390
Accrued distribution fees	14,626
Accrued administrative fees	1,311
Accrued shareholder servicing fees	786
Accrued other expenses	79,873
Total Liabilities	319,341
NET ASSETS	$55,586,253
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	66,555,744
Undistributed net investment income (accumulated loss)	(874,110)
Undistributed net realized gain (accumulated realized loss)	(19,919,291)
Net unrealized appreciation on investments	9,823,910
NET ASSETS	$55,586,253
Net Assets By Class
Class A	$51,304,245
Class C	$4,282,008
Shares Of Beneficial Interest Outstanding—Note 6
Class A	3,188,164
Class C	272,943
Net Asset Value Per Share
Class A	$16.09
Class C	$15.69
Offering Price Per Share(a)
Class A	$16.98
Class C	$15.69

*Identified cost	$44,283,814
**Cost of foreign cash	$616,811

(a) Class A Offering Price includes a 5.25% sales charge.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Operations (Unaudited)

For the six months ended April 30, 2012

INCOME
Dividends (net of foreign withholding taxes*)	$257,645
Interest	295
Total Income	257,940
EXPENSES
Advisory fees—Note 3(a)	332,003
Distribution fees—Note 3(f):
Class A	64,373
Class C	19,178
Administrative fees—Note 3(a)	7,608
Custodian fees	29,980
Interest expenses	191
Transfer agent fees and expenses—Note 3(b)	52,515
Printing fees	22,750
Professional fees	52,619
Registration fees	24,623
Trustee fees—Note 3(e)	8,690
Miscellaneous	50,436
Total Expenses	664,966
NET INVESTMENT LOSS	(407,026)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	595,403
Net realized gain on foreign currency transactions	15,803
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,236,074
Net realized and unrealized gain on investments and foreign currency	3,847,280
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,440,254

*Foreign withholding taxes	$4,338

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment loss	$(407,026)	$(387,902)
Net realized gain on investments and foreign currency	611,206	7,002,976
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,236,074	(13,015,405)
Net increase (decrease) in net assets resulting from operations	3,440,254	(6,400,331)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,219,117)	(12,573,097)
Class C	374,953	(94,748)
Net decrease from shares of beneficial interest transactions—Note 6(a)	(4,844,164)	(12,667,845)
Redemption Fees:
Class A	1,137	11,076
Class C	—	2,661
Total Redemption Fees - Note 6(b)	1,137	13,737
Total decrease	(1,402,773)	(19,054,439)
Net Assets:
Beginning of period	56,989,026	76,043,465
END OF PERIOD	$55,586,253	$56,989,026
Undistributed net investment income (accumulated loss)	$(874,110)	$(467,084)

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$15.11	$16.74	$13.55	$10.18	$25.09	$15.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (ii)	(0.11)	(0.08)	(0.08)	(0.05)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	1.09	(1.55)	3.29	3.42	(12.79)	11.67
Total from investment operations	0.98	(1.63)	3.21	3.37	(12.87)	11.54
Dividends from net investment income	—	—	(0.02)	—	—	—
Distributions from net realized gains	—	—	—	—	(2.04)	(2.02)
Net asset value, end of period	$16.09	$15.11	$16.74	$13.55	$10.18	$25.09
Total return (iii)	6.5%	(9.6)%	23.5%	33.1%	(55.2)%	83.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,304	$53,311	$71,835	$67,989	$64,865	$201,623
Ratio of gross expenses to average net assets	2.35%	2.15%	2.12%	2.31%	2.15%	2.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.25)%	(0.25)%
Ratio of net expenses to average net assets	2.35%	2.15%	2.12%	2.31%	1.90%	1.92%
Ratio of net investment income (loss) to average net assets	(1.42)%	(0.49)%	(0.56)%	(0.48)%	(0.43)%	(0.71)%
Portfolio turnover rate	43.75%	82.13%	89.15%	149.17%	190.60%	107.57%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$14.79	$16.50	$13.43	$10.16	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (iii)	(0.17)	(0.21)	(0.18)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	1.07	(1.50)	3.25	3.41	(7.99)
Total from investment operations	0.90	(1.71)	3.07	3.27	(8.04)
Net asset value, end of period	$15.69	$14.79	$16.50	$13.43	$10.16
Total return (iv)	6.1%	(10.3)%	22.7%	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,282	$3,678	$4,208	$1,595	$339
Ratio of gross expenses to average net assets	3.14%	2.95%	2.91%	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.21)%
Ratio of net expenses to average net assets	3.14%	2.95%	2.91%	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(2.21)%	(1.26)%	(1.25)%	1.19%	(0.52)%
Portfolio turnover rate	43.75%	82.13%	89.15%	149.17%	190.60%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger China-U.S. Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities that are economically tied to China (including Hong Kong and Taiwan) or the United States.  The Fund offers Class A shares and Class C shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2008-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

ADVISORY FEE	ADMINISTRATION FEE
1.20%	0.0275%

(b) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the Fund’s average daily net assets for these services.  For the six months ended April 30, 2012, the Fund incurred fees of $4,565 for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus account, held by the Fund.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Fund’s Board of Trustees.  For the six months ended April 30, 2012, Alger Management charged back $6,405 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2012, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $794 and $2,874 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Brokerage Commissions: During the six months ended April 30, 2012, the Fund paid Alger Inc. $6,570 in connection with securities transactions.

(e) Trustees’ Fees: The Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(g) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the six months ended April 30, 2012.

(h) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and Alger Inc.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government and short-term securities, for the six months ended April 30, 2012:

	PURCHASES	SALES
Alger China-U.S. Growth Fund	$23,415,656	$28,247,559

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the six months ended April 30, 2012, the Fund had no borrowings.

NOTE 6 — Share Capital:

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger China-U.S. Growth Fund
Class A:
Shares sold	159,381	$2,471,517	455,227	$7,814,836
Shares redeemed	(498,588)	(7,690,634)	(1,219,701)	(20,387,933)
Net decrease	(339,207)	$(5,219,117)	(764,474)	$(12,573,097)
Class C:
Shares sold	54,233	$817,773	87,116	$1,471,616
Shares redeemed	(29,943)	(442,820)	(93,440)	(1,566,364)
Net increase (decrease)	24,290	$374,953	(6,324)	$(94,748)

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired.  The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,807,158 which expires in 2017.  The amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the realization of unrealized appreciation of Passive Foreign Investment Companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at fair value on a recurring basis.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,344,798	$6,830,789	$514,009	—
Consumer Staples	3,672,566	3,672,566	—	—
Energy	5,088,814	5,088,814	—	—
Financials	7,403,424	7,403,424	—	—
Health Care	1,740,577	1,740,577	—	—
Industrials	6,749,784	6,749,784	—	—
Information Technology	14,287,898	14,287,898	—	—
Materials	3,264,371	3,264,371	—	—
Telecommunication Services	1,732,162	1,732,162	—	—
Utilities	1,127,007	1,127,007	—	—
TOTAL COMMON STOCKS	$52,411,401	$51,897,392	$514,009	—
CONVERTIBLE PREFERRED STOCK
Materials	$517,314	$517,314	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,172,406	$1,172,406	—	—
TOTAL INVESTMENTS IN SECURITIES	$54,101,121	$53,587,112	$514,009	—

On April 30, 2012 the Fund transferred securities totaling $18,060,839 from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Fund purchases call options to increase its exposure to stock market risk and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the six months ended April 30, 2012.

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2012.  No such events have been identified which require recognition and disclosure.

ALGER CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2011 and ending April 30, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Six Months Ended April 30, 2012(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2012(b)

Class A	Actual	$1,000.00	$1,064.86	$12.06	2.35%
	Hypothetical(c)	1,000.00	1,013.18	11.76	2.35
Class C	Actual	1,000.00	1,060.85	16.10	3.14%
	Hypothetical(c)	1,000.00	1,009.24	15.69	3.14

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Fund’s most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ALGER CHINA-U.S. GROWTH FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ACSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S. Growth Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 19, 2012